UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 20, 2020

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Carrollton, Texas 75007	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Reginald Jaramillo Promoted to President of Telecommunications President of Telecommunications
On July 20, 2020, the Company promoted Reginald Jaramillo to President of Telecommunications to replace Don Kinison, the former President of Telecommunications, who is no longer with the Company.  Mr. Jaramillo began his career with ADDvantage Technologies in 2019 serving as the company’s Director of Financial Planning and Analysis where he developed planning and analysis processes from the ground up. He was born into an entrepreneurial family and grew up working in the Leal’s Mexican Foods family restaurant businesses located in West Texas and Eastern New Mexico. Subsequently, he spent five years working in the financial services industry for Wells Fargo Financial and American General Financial Services. Prior to joining the company, Mr. Jaramillo worked for 15 years in the telecommunications industry for Cox Communications, Time Warner Cable and most recently Suddenlink Communications (Operated by Altice USA NYSE: ATUS) where he spent 10 years serving in various fiscal and operational leadership role, which included VP of Fiscal Operations, VP of Business Planning, and VP of Field Operations.

Jimmy Taylor Named Permanent President of Wireless Services
On July 20, 2020, the Company confirmed Jimmy Taylor as the permanent President of Wireless Services.  Mr. Taylor is a 35-year veteran of the wireless infrastructure and telecommunications industries. He has extensive experience in both operational leadership, business development and mergers and acquisitions creating a solid foundation for process improvement as well as organic and transactional growth. Taylor has held multiple senior leadership roles, particularly in site development and deployment. He started his telecom career with GTE and Houston Cellular a and then joined Crown Castle International, one of the world’s largest tower asset management companies. He was the Regional VP of Southwest  for Crown Castle for almost 8 years, where he was responsible for site development, deployment and leasing operations. He also served as President of Cotton Telecom, VP of Site Development at Goodman Networks, and more recently President of the Teltech Group.
Item 8.01.  Other Events.
On July 20, 2020, the Company issued a press release announcing the promotion of Reginald Jaramillo to President of Telecommunications and the confirmation of Jimmy Taylor as permanent President of Wireless Services.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01.  Financial Statements and Exhibits.
(d)      Exhibits
The following exhibit is furnished herewith:

Exhibit 99.1	Press Release dated July 20, 2020 issued by the Company.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: August 6, 2020

By: /s/ Scott Francis
Scott Francis
Vice-President & Chief Accounting Officer